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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2013

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland              001-12690                       22-1890929

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K/A amends our Form 8-K filed on March 1, 2013 to provide additional financial information in connection with the acquisition of the ten manufactured home communities, five located in Indiana, four in Pennsylvania and one in Michigan, from ARCPA Properties LLC and ARCML06 LLC, both unrelated entities of the Company.  The communities are Birchwood, Broadmore, Forest Creek, Gregory Courts, Highland, Oak Ridge, Sunnyside, Twin Pines, Valley View Danboro and Valley View Honey Brook (collectively referred to as the “ARC Properties”).  The following financial statements are filed as part of this report:

UMH PROPERTIES, INC.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

Independent Auditors’ Report

To the Board of Directors and Shareholders

UMH Properties, Inc.

We have audited the accompanying Combined Statement of Revenue and Community Operating Expenses of the ARC Properties for the year ended December 31, 2012 (the “Historical Summary”).  This Historical Summary is the responsibility of management.  Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit  includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the ARC Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the ARC Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenue and Community Operating Expenses of the ARC Properties for the year ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/  PKF O’Connor Davies

A Division of O’Connor Davies, LLP

New York, New York

April 25, 2013

ARC Properties

Combined Statement of Revenue and Community Operating Expenses

For the Year Ended December 31, 2012

Revenue:
Rental and Related Income	$ 9,258,000

Community Operating Expenses:
Real Estate Taxes	608,000
Utilities	1,058,000
Salaries and Benefits	813,000
Other	869,000
3,348,000

Excess of Revenue Over Community
Operating Expenses	$ 5,910,000

See Accompanying Notes to Combined

Statement of Revenue and Community Operating Expenses

ARC Properties

Notes to Combined Statement of Revenue and Community Operating Expenses

NOTE 1 – BUSINESS AND ORGANIZATION

On March 1, 2013, UMH Properties, Inc. (the “Company”) completed the acquisition of ten manufactured home communities, five located in Indiana, four in Pennsylvania and one in Michigan, from ARCPA Properties LLC and ARCML06 LLC, both under common ownership and control.  These entities are unrelated to the Company.  The communities acquired are as follows:  Birchwood, Broadmore, Forest Creek, Gregory Courts, Highland, Oak Ridge, Sunnyside, Twin Pines, Valley View Danboro and Valley View Honey Brook (collectively referred to as the “ARC Properties”).  The following is a brief overview of the ARC Properties that the Company acquired:

Community	Location	Number of Sites	Occupancy

Birchwood	Birch Run, MI	142	75%
Broadmore	Goshen, IN	382	66%
Forest Creek	Elkhart, IN	167	85%
Gregory Courts	Honey Brook, PA	39	100%
Highland	Elkhart, IN	246	87%
Oak Ridge	Elkhart, IN	205	87%
Sunnyside	Eagleville, PA	67	94%
Twin Pines	Goshen, IN	232	85%
Valley View Danboro	Doylestown, PA	230	100%
Valley View Honey Brook	Honey Brook, PA	144	99%

These ten all-age communities total 1,854 sites situated on approximately 400 acres.  The average occupancy for these communities is approximately 85%.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenue and Community Operating Expenses (“Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and community operating expenses of the ARC Properties, exclusive of interest income, interest expense, depreciation and amortization, and other expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the ARC Properties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investment Property and Equipment

Property and equipment are carried at cost.  Maintenance and Repairs are charged to income as incurred and improvements are capitalized.

Revenue Recognition

Income is derived primarily from the rental of manufactured home sites.  The ARC Properties also own approximately 280 rental units which are rented to residents.  Rental and related income is recognized on the accrual basis over the term of the lease, which is typically one year or less.

Accounts Receivable

The Company evaluates the collectability of rental revenue and records a bad debt expense when management believes that it is probable that it will be unable to collect amounts due under the contractual terms of the lease agreements.

Subsequent Events

The Company has evaluated subsequent events through April 25, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

Item 9.01 (b)

Pro Forma Financial Information (Unaudited)

The following pro forma information reflects the acquisition of Birchwood, Broadmore, Forest Creek, Gregory Courts, Highland, Oak Ridge, Sunnyside, Twin Pines, Valley View Danboro and Valley View Honey Brook (collectively referred to as the “ARC Properties”) by UMH Properties, Inc. (the “Company”).

The Pro Forma Consolidated Balance Sheet as of December 31, 2012 and the Pro Forma Consolidated Statement of Income for the year ended December 31, 2012 have been prepared to reflect the acquisition and the adjustments described in the accompanying notes.  The historical financial statements of the ARC Properties are for the year ended December 31, 2012.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the acquisition occurred on December 31, 2012.  The pro forma consolidated statement of income for the year ended December 31, 2012 was prepared assuming the acquisition occurred on January 1, 2012. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of December 31, 2012 or what the actual results would have been assuming the acquisition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2012

(Unaudited)

	Company		Acquisition of the ARC		Company
	Historical	(a)	Properties		Pro Forma
-ASSETS-

INVESTMENT PROPERTY AND EQUIPMENT
Land	$22,010,714		$8,140,000	(b)	$30,150,714
Site and Land Improvements	186,474,330		48,736,000	(b)	235,210,330
Buildings and Improvements	7,176,980		3,621,000	(b)	10,797,980
Rental Homes and Accessories	37,828,031		6,853,000	(b)	44,681,031
Total Investment Property	253,490,055		67,350,000		320,840,055
Equipment and Vehicles	9,495,379		150,000	(b)	9,645,379
Total Investment Property and Equipment	262,985,434		67,500,000		330,485,434
Accumulated Depreciation	(73,270,257)		-0-		(73,270,257)
Net Investment Property and Equipment	189,715,177		67,500,000		257,215,177

OTHER ASSETS
Cash and Cash Equivalents	11,035,824		(11,035,824)	(b)	-0-
Securities Available for Sale	57,325,440		-0-		57,325,440
Inventory of Manufactured Homes	11,855,080		-0-		11,855,080
Notes and Other Receivables, net	22,713,864		-0-		22,713,864
Unamortized Financing Costs	1,473,454		678,000	(c)	2,151,454
Prepaid Expenses and Other Assets	910,875		(339,500)	(b)	571,375
Land Development Costs	5,251,501		-0-		5,251,501
Total Other Assets	110,566,038		(10,697,324)		99,868,714

TOTAL ASSETS	$300,281,215		$56,802,676		$357,083,891

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (CONT’D)

AS OF DECEMBER 31, 2012

(Unaudited)

	Company		Acquisition of the ARC		Company
	Historical	(a)	Properties		Pro Forma
-LIABILITIES AND SHAREHOLDERS’ EQUITY-

LIABILITIES:
MORTGAGES PAYABLE	$108,871,352		$53,760,000	(b)	$162,631,352

OTHER LIABILITIES
Accounts Payable	1,070,021		-0-		1,070,021
Loans Payable	10,441,605		-0-		10,441,605
Accrued Liabilities and Deposits	3,609,615		3,042,676	(b)	6,652,291
Tenant Security Deposits	1,303,374		-0-		1,303,374
Total Other Liabilities	16,424,615		3,042,676		19,467,291
Total Liabilities	125,295,967		56,802,676		182,098,643

SHAREHOLDERS’ EQUITY:
Series A – 8.25% Cumulative Redeemable Preferred Stock, 3,663,800 shares authorized issued and outstanding as of December 31, 2012	91,595,000		-0-		91,595,000
Common Stock – $.10 par value per share, 42,000,000 shares authorized, 17,111,882 shares issued and outstanding as of December 31, 2012	1,711,188		-0-		1,711,188
Excess Stock - $.10 par value per share, 3,000,000 shares authorized; no shares issued or outstanding	-0-		-0-		-0-
Additional Paid-In Capital	76,110,692		-0-		76,110,692
Accumulated Other Comprehensive Income	6,236,161		-0-		6,236,161
Accumulated Deficit	(667,793)		-0-		(667,793)
Total Shareholders’ Equity	174,985,248		-0-		174,985,248

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 300,281,215		$56,802,676		$357,083,891

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2012:

(a)

Derived from the Company's audited financial statements as of December 31, 2012.

(b)

Reflects the pro forma acquisition of the ARC Properties valued at $67,500,000, with allocations among land, site and land improvements, buildings and improvements, rental homes and accessories, and equipment and vehicles.  The Company obtained a $53,760,000 mortgage loan, and paid the remaining amount in cash, net of deposits.  These pro forma financial statements also include an adjustment to reclassify the credit balance in cash to accrued liabilities and deposits.  The Company intends to account for this acquisition in accordance with Accounting Standards Codification (“ASC”) Section 805, Business Combinations.  Accordingly, the purchase price allocation is preliminary and may be subject to change.  The Company will include the accounts of the Properties in its consolidated financial statements.

(c)

Reflects the costs incurred in connection with obtaining the mortgage on this acquisition.  These costs were paid in cash.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012

(Unaudited)

			Acquisition
	Company		of the ARC		Pro Forma		Company
	Historical	(a)	Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$38,012,231		$9,258,000		$ -0-		$47,270,231
Sales of Manufactured Homes	8,815,533		-0-		-0-		8,815,533

Total Income	46,827,764		9,258,000		-0-		56,085,764

EXPENSES:
Community Operating Expenses	20,564,286		3,348,000		-0-		23,912,286
Cost of Sales of Manufactured Homes	7,903,678		-0-		-0-		7,903,678
Selling Expenses	2,152,701		-0-		-0-		2,152,701
General and Administrative	4,564,272		-0-		-0-		4,564,272
Stock Compensation Expense	573,244		-0-		-0-		573,244
Franchise Taxes	237,000		-0-		-0-		237,000
Acquisition Costs	862,169		-0-		532,000	(e)	1,394,169
Depreciation Expense	7,357,158		-0-		2,183,000	(c)	9,540,158

Total Expenses	44,214,508		3,348,000		2,715,000		50,277,508

OTHER INCOME (EXPENSE):
Interest Income	2,027,969		-0-		-0-		2,027,969
Dividend Income	3,243,592		-0-		-0-		3,243,592
Gain on Securities Transactions, net	4,092,585		-0-		-0-		4,092,585
Other Income	643,588		-0-		-0-		643,588
Interest Expense	(5,803,172)		-0-		(2,185,000)	(d)	(7,988,172)
Amortization of Financing Costs	(302,280)		-0-		(68,000)	(f)	(370,280)

Total Other Income (Expense)	3,902,282		-0-		(2,253,000)		1,649,282

Income before Loss on Sales of
Investment Property and Equipment	6,515,538		5,910,000		(4,968,000)		7,457,538
Loss on Sales of Investment
Property and Equipment	(41,481)		-0-		-0-		(41,481)
Net Income	6,474,057		5,910,000		(4,968,000)		7,416,057
Less: Preferred Dividend	4,724,718		-0-		-0-		4,724,718
Net Income Attributable to Common Shareholders	$1,749,339		$5,910,000		$(4,968,000)		$2,691,339

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME - CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2012

(Unaudited)

			Acquisition
	Company		of the ARC		Pro Forma	Company
	Historical	(a)	Properties	(b)	Adjustments	Pro Forma

Basic Income Per Share:

Net Income	$0.40					$0.46
Less: Preferred Dividend	(0.29)					(0.29)
Net Income Attributable to Common Shareholders	$0.11					$0.17
Diluted Income Per Share:

Net Income	$0.40					$0.46
Less: Preferred Dividend	(0.29)					(0.29)
Net Income Attributable to Common Shareholders	$0.11					$0.17
Weighted Average Shares Outstanding:

Basic	16,197,339					16,197,339
Diluted	16,260,225					16,260,225

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2012:

(a)

Derived from the Company's audited consolidated financial statements for the year ended December 31, 2012.

(b)

Reflects revenues and community operating expenses as reported by the ARC Properties for the year ended December 31, 2012.

(c)

Reflects the pro forma depreciation expense for the year ended December 31, 2012 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total cost basis of $67,350,000; and a 5 year estimated useful life for equipment and vehicles with a cost basis of $150,000, as if the properties had been owned for the entire year.

(d)

Reflects the pro forma interest expense on the mortgage and loans payable as if it they were made on January 1, 2012.  Interest on the mortgage loan is fixed at 4.065%.

(e)

Reflects the estimated cost incurred for the transaction and due diligence costs associated with the acquisition of the Properties.

(f)

Reflects the amortization of the costs incurred in connection with obtaining the mortgage on this acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  April 25, 2013

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and

Chief Financial Officer